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                                                                    Exhibit 99.1

                            Joint Filer Information


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
Date of Event Requiring Statement:          April 18, 2007

Issuer Name and Ticker or Trading Symbol:   Celanese Corporation (CE)

Designated Filer:                           Blackstone LR Associates (Cayman) IV Ltd.

Other Joint Filers:                         Blackstone Capital Partners (Cayman) Ltd. 1,
                                            Blackstone Capital Partners (Cayman) Ltd. 2,
                                            Blackstone Capital Partners (Cayman) Ltd. 3,
                                            Peter G. Peterson, Stephen A. Schwarzman

Addresses:                                  The principal business address of each of the Joint Filers above is c/o The Blackstone Group,
                                            345 Park Avenue, New York, New York 10154

Signatures:                                 Blackstone Capital Partners (Cayman) Ltd. 1

                                                 By:  /s/ Robert L. Friedman
                                                      ----------------------
                                                      Name:  Robert L. Friedman
                                                      Title:    Director

                                            Blackstone Capital Partners (Cayman) Ltd. 2

                                                 By:  /s/ Robert L. Friedman
                                                      ----------------------
                                                      Name:  Robert L. Friedman
                                                      Title:    Director

                                            Blackstone Capital Partners (Cayman) Ltd. 3

                                                 By:  /s/ Robert L. Friedman
                                                      ----------------------
                                                      Name:  Robert L. Friedman
                                                      Title:    Director

                                            By:  /s/ Peter G. Peterson
                                                 ---------------------
                                                  Peter G. Peterson

                                            By:  /s/ Stephen A. Schwarzman
                                                 -------------------------
                                                  Stephen A. Schwarzman
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